SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 28, 2008

INTERAMERICAN ACQUISITION GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51510	20-2828369
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2918 Fifth Avenue South, Suite 209, San Diego, California 92103
(Address of principal executive offices, including zip code)

(619) 298-9883
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

ITEM 1.01.         ENTRY INTO A MATERIAL AGREEMENT

On November 28, 2008, InterAmerican Acquisition Group Inc. (the “Company”) entered into an amendment (“Amendment No. 1”) to the amended and restated stock purchase agreement dated as of May 15, 2008 (the “SPA”) with Sing Kung Limited (“Sing Kung”) and the majority of its common shareholders which sets forth the terms of the Company’s prospective acquisition of Sing Kung (the “Transaction”).  The Transaction has been previously disclosed in a Form 8-K filed with the SEC on May 20, 2008, a joint proxy statement/prospectus on Form S-4 filed with the SEC on November 7, 2008 and in the Company’s quarterly reports on Form 10-Q filed with the SEC for the fiscal quarters ended March 31, June 30 and September 30, 2008.  Amendment No. 1 provides for the following amendments to the Transaction consideration and other material provisions of the SPA:

●
the number of common shares of China New Cities Development Ltd. (“CNC”), the Company’s acquisition subsidiary and the surviving entity following the Transaction, to be paid to the Sing Kung shareholders who are parties to the SPA is reduced from 47,000,000 to 19,843,417;

●	the exchange offer of CNC common shares to be made for all of the remaining currently outstanding Sing Kung common shares will be reduced from 2,458,718 to 1,076,070;

●
an exchange offer of 2,686,774 CNC common shares will be made for all of the outstanding Sing Kung Class A Preferred shares prior to their conversion to common shares in lieu of an exchange offer of 2,915,000 CNC common shares for all of the common shares to be distributed to such Class A Preferred holders following conversion;

●	the EPS Adjustment Shares (as such term is defined in the SPA) are reduced from 10,000,000 to 4,222,004 and the Reference EPS (as such term is defined in the SPA) is increased from $0.572 to $1.016;

●
the Company will take such actions prior to the closing of the Transaction to reduce the number of shares of its common stock (including the warrants to purchase 185,000 shares of common stock at an exercise price of $0.01 per share) outstanding by 129,150 shares to a total of 7,055,850 shares of common stock (including management warrants); and

●	the prospective distribution of 1,100,000 incentive shares in 2009 (contingent upon Sing Kung’s achievement of the 2008 threshold net income target) is eliminated.

The agreement described above was approved by the board of directors of the Company in a meeting held on November 15, 2008, subject to negotiation and documentation of final terms by Sing Kung and the Company’s management.

The foregoing summary of Amendment No. 1 is subject to, and qualified in its entirety by, the full text of the amendment agreement, a form of which is attached hereto as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

10.1	Form of Amendment No 1 to the Amended and Restated Stock Purchase Agreement dated as of May 15, 2008 between the Company, Sing Kung Limited and certain of its shareholders.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InterAmerican Acquisition Group, Inc.

	By:	/s/ William C. Morro
William C. Morro
Chief Executive Officer

Dated: December 2, 2008